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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported)       February 21, 1994
                                                  ------------------------------



                     ASSOCIATED NATURAL GAS CORPORATION
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           (Exact name of registrant as specified in its charter)




            Delaware               1-1008           84-1041166
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          (State or other       (Commission       (I.R.S. Employer
           jurisdiction         File Number)      Identification No.)
           of incorporation)



 370 17th Street, Suite 900, Denver, Colorado                           80202
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              (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code     (303) 595-3331
                                                   ----------------------------




                                     N/A
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         (Former name or former address, if changes since last report.)
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Item 5.         Other Events.
                ------------

        Associated Natural Gas Corporation and its subsidiary, Associated Natural Gas, Inc., issued a press release on February 21, 1994 announcing that they had entered into a definitive Agreement and Plan of Merger with Grand Valley Gas Company.


Item 7c.        Exhibits.
                --------

        1. Press Release dated February 21, 1994 respecting the Agreement and Plan of Merger among Associated Natural Gas Corporation, its subsidiary, Associated Natural Gas, Inc., and Grand Valley Gas Company dated as of February 21, 1994.
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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ASSOCIATED NATURAL GAS CORPORATION



                                       By:    /s/ Harold R. Logan, Jr.
                                          ------------------------------------
                                          Harold R. Logan, Jr.
                                          Senior Vice President - Finance


Date:  February 25, 1994